Exhibit 23







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 3, 1999 included in this Form 10-K/A, into the Company's previously filed Registration Statements, File Nos. 33-50520, 33-50522, 33-50524, 33-82130, 33-99146, 333-51401 and 333-68275.






Minneapolis, Minnesota,
June 28, 1999